                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: August 14, 1998
                         -------------------------------


                       TECHNICAL COMMUNICATIONS CORPORATION
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              (Exact Name of Registrant as Specified in Its Charter)


                                Massachusetts
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                 (State or Other Jurisdiction of Incorporation)


        0-8588                                       04-2295040
------------------------              -----------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)


  100 Domino Drive, Concord, Massachusetts                   01742
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  (Address of Principal Executive Offices)                 (Zip Code)


                               (978) 287-5100
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            (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
-------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



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                         TABLE OF CONTENTS

                              FORM 8-K

                          August 14, 1998



Item                                                                   Page
----                                                                   ----

Item 5.    Other Events                                                 1

Item 7.    Financial Statements and Exhibits                            2

Signature                                                               3

Exhibit                                                                 E-1


                                  i

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Item 5.   Other Events

          Technical Communications Corporation (the "Company") today announced that it reconvened its 1998 Annual Meeting of Stockholders adjourned from July 28, 1998. The Company intends to announce the voting results upon the verification and report of CT Corporation, the appointed Inspector of Election.

          The Company also announced that on August 13, 1998, the Massachusetts Middlesex County Superior Court, in which the insurgent group of stockholders' complaint against the Company and its directors is pending, dismissed the insurgent's complaint for civil contempt as a result of the Board's June 24, 1998 vote opting into the provisions of Massachusetts General Laws, Chapter 156B,
          Section 50A.

          Matters discussed in this form 8-K, including any discussion of or impact, expressed or implied, on the Company's anticipated operating results and future earnings contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. The Company's operating results may differ significantly from the results indicated by such forward-looking statements. The Company's operating results may be affected by many factors, including but not limited to, the fulfillment of customer orders, the Company's ability to retain and motivate key technical, sales, marketing and manufacturing personnel and the possibility of political instability in the Company's foreign markets. These and other risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Annual Report on Form 10-K for the fiscal year ended September 27, 1997.


                                       1
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Item 7.   Financial Statements and Exhibits

          a.  Financial Statements of businesses acquired.

                   Not applicable.

          b.  Pro forma financial information.

                   Not applicable.

          c.  Exhibits.

                   The following exhibit is filed with this report:

              Exhibit No.                          Description
              -----------                          -----------
                  99                               Press Release


                                       2

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Technical Communications Corporation


Dated: August 14, 1998                     By: /s/ Carl H. Guild, Jr.
                                              -------------------------------
                                               Carl H. Guild, Jr.
                                               Chairman




                                       3


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
Exhibit
  No.                                 Title
-------                               -----
99                                  Press Release



                                       E-1